imprimis
PHARMACEUTICALS

NASDAQ: IMMY

DECEMBER 2018

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Imprimis Pharmaceuticals, Inc.'s (the "Company" or "Imprimis") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Imprimis expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners.

INTRODUCTION TO

IMPRIMIS PHARMACEUTICALS

VISION

To ensure patient access to affordable healthcare solutions

VALUE CREATION

We own large equity interests in a growing and diversified portfolio of pharmaceutical businesses we've founded and royalties on certain drug candidates they are developing

INTRODUCTION TO

IMPRIMIS PHARMACEUTICALS

PHARMACEUTICAL COMPOUNDING

SPECIALTY PHARMACEUTICALS

2014	2015	2017	2018	2018
imprimis Rx	PARK COMPOUNDING	eTon pharmaceuticals	surface PHARMACEUTICALS INC.	MELT PHARMACEUTICALS

- 238% revenue CAGR in ophthalmology (2014-2017)
- 153% consolidated revenue CAGR (2014-2017)
- ***60+ formulation and method of use patent filings***

- Balance sheet value in retained equity positions
- Significant cash flow potential from royalties

imprimis PHARMACEUTICALS

100% OWNERSHIP OPERATING BUSINESSES

imprimis Rx

PARK COMPOUNDING

EQUITY & ROYALTY INTERESTS

eTon pharmaceuticals

surface PHARMACEUTICALS INC.

MELT PHARMACEUTICALS

Mayfield Pharmaceuticals

In Development for 2019

Radley Pharmaceuticals

In Development for 2019

100% OWNERSHIP OPERATING BUSINESSES

imprimis Rx

PARK COMPOUNDING

ImprimisRx

PARK COMPOUNDING


Ascorbic Acid P-F
500mg/ml Injection
PARK
Sterile 5.5mL Bottle
Preservative-Free
Ophthalmic Solution
imprimis
Take as directed

WHAT IS IT?

- ImprimisRx is the leading ophthalmology compounding business in the U.S.
  - Serve ophthalmologists treating cataracts, LASIK, glaucoma, and dry eye
  - 3,000+ physician customers (and growing) ordering ~20 SKUs
  - IP focused; 60+ patents filed
  - 2M+ sterile doses dispensed
  - 238% ophthalmology revenue CAGR (2014 through 2017)
  - $10M+ investment made in equipment, facilities, software
  - FDA registered; cGMP production (highest federal standards)
- Park is cash flow generating and is a strategic R&D hub

WHAT IS THE OPPORTUNITY?

- To be the most important pharmaceutical vendor to ophthalmologists in the US
- We are growing, cash flowing and scalable
- Operating efficiencies should expand gross margins beyond 60%
- Goal of $100M revenue run rate in 2021

CONSOLIDATED FINANCIAL PERFORMANCE (IN THOUSANDS)



$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Ophthalmology Sales (ImprimisRx)
Non-Ophthalmology Sales
Q4 - 2016
Q1 - 2017
Q2 - 2017
Q3 - 2017
Q4 - 2017
Q1 - 2018
Q2 - 2018
Q3 - 2018

Trends

Revenue Growth: 2014-2017

- **238% CAGR (ophthalmic)**
- **153% CAGR (consolidated)**

Gross Margins: Continued expansion

Profitability: Declining losses, turning to earnings

	Q4 - 2016	Q1 - 2017	Q2 - 2017	Q3 - 2017	Q4 - 2017	Q1 - 2018	Q2 - 2018	Q3 - 2018
Revenue Growth y/y	65%	39%	40%	34%	27%	45%	51%	66%
Gross Margins	47%	45%	52%	48%	53%	54%	60%	61%
Adj. E(L)BITDA	(2,378)	(2,846)	(1,945)	(1,643)	(794)	(431)	442	424*
% of Revs. (Ophthalmic)	61%	60%	69%	76%	79%	79%	80%	83%

* Inclusive of $600,000 in expenses incurred by our subsidiary, Melt Pharmaceuticals, and costs related to litigation matters

OPHTHALMOLOGY REVENUE GOAL ROADMAP

imprimis Rx

	OPPORTUNITY IN U.S.	FY 2021: $100M RUN RATE
OPHTHALMIC SURGERY Formulations include antibiotics, anti-inflammation, sedation, mydriatics, and anesthetics	• $1+ billion drug market • ~4.6M ocular surgeries and other procedures[1-6, 8, 10, 12-17] • Demographic growth in the overall market ~6% per yr[18]	**Target**: • 525,000 procedures • ~13% market share • Increase revenue to >$75 avg per surgery by adding new products
GLAUCOMA Formulations include prostaglandin analogs, beta blockers, alpha agonists, carbonic anhydrase inhibitors	• $2 billion drug market • 19+ million targeted Rxs[12] • *Patients taking >1 Rx* • 4 million Americans[19]	**Target**: • 600,000 annual prescription equivalents • 3% prescription share • $65 avg per monthly prescription
DRY EYE Formulations include immunosuppressive agents and steroids	• $2 billion drug market • 4 million prescriptions[12] • Estimated 30 million Americans suffer from some form of dry eye[20]	**Target**: • 400,000 annual prescription equivalents • 10% prescription share • $49 avg per monthly prescription

EQUITY & ROYALTY INTERESTS

eTon pharmaceuticals

surface PHARMACEUTICALS INC.

MELT PHARMACEUTICALS

eTon
pharmaceuticals

WHAT IS IT?

- Focus on drug candidates requiring single small PIII trials, bio-equivalence, or literature-based 505(b)(2) NDA filings
- Current portfolio contains eight product candidates with an addressable market of > $4.4 billion:
  - Two products filed with the FDA and expected to launch in 2019
  - Five additional products expected to be filed within 24 months
- Successful PIII study on allergic conjunctivitis drug candidate announced
- IPO November 2018 at $6 per share (NASDAQ: ETON)
- Strong BOD and dynamic CEO with strong M&A and licensing background

WHAT IS THE OPPORTUNITY?

- Imprimis owns 3.5M shares of Eton common stock (20% ownership interest)
- Royalty opportunity on drug candidate to compete with H.P. Acthar Gel®
  - Patent-pending 39 amino acid chain synthetic corticotropin formulation
  - Previously dispensed as a compounded formulation

surface
PHARMACEUTICALS INC.


Sterile 10ml Bottle
Klarity® Drops
Preservative-Free
Ophthalmic Solution
surface

WHAT IS IT?

- Focused on >$1B ocular surface disease and related markets
- Imprimis contributed 505(b)(2) drug candidates have up to five indications:
    - Dry eye disease (chronic, episodic and refractory), pain and inflammation post ocular surgery, and blepharitis
- Patented delivery technology, invented by Richard L. Lindstrom, MD, is designed to protect and rehabilitate the ocular surface
- $21M Series A investment from Flying L Partners in 2018
- Strong management and Board of Directors team with a history of success in ophthalmology product development, operations and capital investment

WHAT IS THE OPPORTUNITY?

- Imprimis owns 3.5M shares of Surface common stock (30% equity interest)
- Royalty opportunity on all current drug candidates
- Expect to file three INDs, start Phase II clinical studies during 2019, and have data from these studies in the first half of 2020

MELT PHARMACEUTICALS



WHAT IS IT?

- Owns patented non-opioid sublingual sedation / analgesia drug candidates
- ~100 million U.S. procedures annually[1-11] where Melt formulations could replace and/or augment IV sedation
- Multi-billion dollar market opportunity (ophthalmology, dental, MRI claustrophobia, ER, OBGYN, pediatrics, plastics and dermatology)
- 611 patient randomized, controlled study on MKO Melt® compounded formulation used during cataract surgery showed the MKO Melt® " . . . is safe, effective and superior to diazepam in reduction of anxiety and need for IV medications"
- Strong Board and regulatory and clinical advisory consulting team

WHAT IS THE OPPORTUNITY?

- Intention to initially focus on cataract surgery indication, and to pursue other 505(b)(2) programs
- Imprimis likely to maintain ownership stake and royalties on sales of contributed assets
- Pre-IND FDA meeting scheduled for January 2019
- Pursuing similar transaction and structure as Eton and Surface

SUMMARY OF LAUNCHED 505(B)(2) DRUG DEVELOPMENT COMPANIES

COMPANY	DRUG CANDIDATE	MARKET OPPORTUNITY	ROYALTY RATE
eTon pharmaceuticals	Synthetic Corticotropin (39 peptide AA) *Infantile Spasms, Rheumatoid Arthritis*	$1.1B+ (Acthar Gel® '17 sales[12])	6%
surface PHARMACEUTICALS INC.	Mycophenolic Acid + Klarity *Chronic Dry Eye*	$1.5B+ (Restasis®/Xiidra® '17 sales[12])	4%
	Betamethasone + Klarity *Episodic Dry Eye* *Pain and Inflammation*	$1B+ (Comp: Kala Pharmaceuticals)	4%
	Doxycycline + Omega-3 (Oral) *Refractory Dry Eye* *Blepharitis*	$1B+	6%
MELT PHARMACEUTICALS	Midazolam + Ketamine (sublingual) *Procedural/Conscious Sedation* *Cataract, Colonoscopy, Pediatrics …*	$1B+ (Up to 100M U.S. uses annually)	5%

SUMMARY

KEY TAKEAWAYS

Our operating business is profitable; it's an innovation engine; and on plan to reach a $100M revenue run rate in 2021

Growing balance sheet with equity positions in well funded and well managed 505(b)(2) pharmaceutical companies

Significant income potential through royalty stakes in a diversified group of funded drug development programs

Leveraging our growing IP portfolio and business model to pursue additional compounding-to-505(b)(2) opportunities

COMPANY PROFILE

(as of December 13, 2018)

TRADING SYMBOL: **NASDAQ: IMMY**	**STRONG CEO/CFO INCENTIVE THRU PERFORMANCE STOCK UNITS TO ACHIEVE $9 – $15 SHARE PRICE**	**PRICE PER SHARE:** **$5.95**
AVG. DAILY QTD TRADING VOLUME: **406,000 SHARES**	**MARKET CAP:** **$137 MILLION**	**SHARES OUTSTANDING:** **23 MILLION**
STOCK PRICE RANGE (52-WEEK): **$1.45 - $6.50**	**CORPORATE HEADQUARTERS:** **SAN DIEGO, CA**	**PRODUCTION FACILITIES:** **IRVINE, CA & LEDGEWOOD, NJ**

APPENDIX AND REFERENCES

PUBLISHED CLINICAL DATA

Kindle, Trevor, MD, et al. (2018, January). Safety and efficacy of intravitreal injection of steroid and antibiotics in the setting of cataract surgery and trabecular microbypass stent. Journal of Cataract and Refractive Surgery.
In a study of 483 eyes undergoing cataract surgery with concomitant trabecular microbypass stent insertion, there were no statistically significant differences in the safety profiles of a study group of 234 eyes receiving an intravitreal injection (pars plana) of 0.2mL of Dropless® at the time of surgery compared to a control group of 249 eyes that received a standard topical regimen postoperatively. To measure safety, intraocular pressure was recorded as were cases of inflammation, cystoid macular edema, infection, or retinal detachments.

Lindstrom, R.L., et al. (2017, February). Dropless Cataract Surgery: An Overview. Current Pharmaceutical Design.
Compliance issues are diminished with Dropless Therapy compared to standard post-surgery topical drop regimens. Cost savings to patients can range from $200 to $600 per cataract procedure. Staff time is reduced without patient, insurance and pharmacy callbacks about eye drop substitutions and confusion over topical regimens. A retrospective review of Dropless Therapy cases found no postoperative endophthalmitis. Post-surgery infection and inflammation rates were similar to reported rates with other alternative prophylactic therapies, such as topical drops.

Tyson, S. L., et al. (2017, January). Clinical outcomes after injection of a compounded pharmaceutical for prophylaxis after cataract surgery: a large-scale review. Current Opinion in Ophthalmology.
No major intraoperative complications associated with the transzonular injection technique. There were no cases of postoperative endophthalmitis. Rates of infection and inflammation reported in this retrospective review of 1,541 cases from 922 patients receiving a transzonular injection of Tri-Moxi-Vanc for prophylaxis after cataract surgery appear similar to reported rates with alternative prophylactic therapies such as topical drops.

Fisher, B. L., & Potvin, R, (2016, July 18). Transzonular vitreous injection vs a single drop compounded topical pharmaceutical regimen after cataract surgery. Current Pharmaceutical Design.
Review of the rationale for reducing topical therapy in cataract surgery prophylaxis, and what is known to date about the efficacy and safety of the Dropless approach. Both groups expressed similar satisfaction with surgery, but patients who received Dropless preferred the overall experience (P=0.01).

imprimis Rx VALUE CHAIN


ORDER &
PAYMENT
imprimis Rx
PRODUCTION AND
DISPENSING OF
~25 KEY DRUG
FORMULATIONS
PATIENT
MD OFFICE,
HOSPITAL OR ASC

We reduce the complexity of the pharmaceutical Value Chain, eliminating the need for:

Insurance companies
Pharmacy benefit managers (PBM)
Wholesalers
Distributors

REFERENCES

1. Market Scope, LLC, Comprehensive Report on the Global IOL Market (2013, May).
2. Allen, A. (2007). Vasectomy Risks and Benefits. Retrieved November 08, 2016, from http://www.webmd.com/men/features/vasectomy-risks-benefits
3. US Market Report Suite for Gastrointestinal Endoscopic Devices 2017 – MedSuite. (2016, August 01). Retrieved January 08, 2017, from https://idataresearch.com/product/us-market-report-suite-for-gastrointestinal-endoscopic-devices-2017-medsuite/
4. Endodontic Facts by the American Association of Endodontists. (n.d.). Retrieved January 07, 2017, from http://www.aae.org/about-aae/news-room/endodontic-facts.aspx
5. Sklavos, M. M., Spracklen, C. N., Saftlas, A. F., & Pinto, L. A. (2014, February 23). Does Loop Electrosurgical Excision Procedure of the Uterine Cervix Affect Anti-Müllerian Hormone Levels? Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3953513/ and Centers for Disease Control and Prevention -United States, 2013. (2016, November 24). Retrieved January 07, 2017, from https://www.cdc.gov/mmwr/volumes/65/ss/ss6512a1.htm
6. Voigt, J., & Mosier, M. (2013, September). A powered bone marrow biopsy system versus manual methods: a systematic review and meta-analysis of randomised trials. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3756462/
7. Internal estimate based on data from National Hospital Ambulatory Medical Care Survey: 2015 Emergency Department Summary Tables https://www.cdc.gov/nchs/data/nhamcs/web_tables/2015_ed_web_tables.pdf
8. ASPS 2015 Plastic Surgery Statistics Report - American Society of Plastic Surgeons. (2015). Retrieved January 8, 2017, from https://d2wirczt3b6wjm.cloudfront.net/News/Statistics/2015/plastic-surgery-statistics-full-report-2015.pdf
9. Internal estimate based on data from S. Amin (2015) ; Trends in Fracture Incidence: A Population-Based Study over 20 Years https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3929546/
10. IMV Medical Information Division, Inc. Benchmark Report MR2013 (2013, July). Retrieved December 15, 2016.
11. LaPointe. Bunion Surgery: A Prospective Clinical Outcomes Study; http://www.podiatryinstitute.com/pdfs/Update_2001/2001_11.pdf
12. Imprimis Pharmaceuticals internal business data, including IMS data, 2015-2017, and proprietary surveys
13. Number of LASIK surgeries in the United States from 1996 to 2020. Retrieved February 9, 2016 from https://www.statista.com/statistics/271478/number-of-lasik-surgeries-in-the-us/
14. Friedman, J. W. (2007, September). The Prophylactic Extraction of Third Molars: A Public Health Hazard. Retrieved January 08, 2017, from https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1963310/
15. Elmore, J. G., MD, Longton, G. M., MS, & Carney, P. A., PhD. (2015, March 17). Diagnostic Concordance in Interpreting Breast Biopsies. Retrieved January 08, 2017, from http://jamanetwork.com/journals/jama/fullarticle/2203798

REFERENCES

16. Irwin, K. (2012, December 10). Prostate cancer now detectable using imaging-guided biopsy, UCLA study shows. Retrieved January 08, 2017, from http://newsroom.ucla.edu/releases/prostate-cancer-now-detectable-241575
17. Centers for Disease Control and Prevention - United States, 2013. (2016, November 24). Retrieved January 07, 2017, from https://www.cdc.gov/mmwr/volumes/65/ss/ss6512a1.htm
18. Market Scope, Steady Growth in Cataract Surgical Procedures is Expected Over the Next 5 Years, July 27, 2017, https://market-scope.com/pressrelease/steady-growth-in-cataract-surgical-procedures-is-expected-over-the-next-5-years/
19. Glaucoma Research Foundation. Glaucoma Facts and Stats. Retrieved February 9, 2017 from http://www.glaucoma.org/glaucoma/facts-statistics/glaucoma-facts-and-stats.php
20. Schott, Chris, J.P. Morgan, "'Eye' deally Positioned to Expand the Dry Eye Market . . ." August 14, 2017

imprimis
PHARMACEUTICALS

12264 EL CAMINO REAL, SUITE 350
SAN DIEGO, CA 92130
(858) 704-4040
IR@IMPRIMISPHARMA.COM
WWW.IMPRIMISRX.COM